UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 18, 2025

SEADRILL LIMITED

(Exact name of registrant as specified in its charter)

Bermuda	001-39327	98-1834031
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11025 Equity Dr., Ste. 150, Houston, Texas, United States of America	77041
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +1 (713) 329-1150

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, par value $0.01 per share	SDRL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

As previously disclosed, in March 2023, Seadrill Limited (“Seadrill” or the “Company”) and a subsidiary were served with a claim by an individual (the “Claimant”) filed in the High Court of Justice, Business and Property Courts of England and Wales, King’s Bench Division, Commercial Court (the “High Court”). The dispute relates to negotiations in late 2018 and early 2019, following which Sonadrill, the Company’s joint venture in Angola, was established. The Claimant claimed damages for breach of contract and/or restitution for unjust enrichment of approximately $72 million.

On July 11, 2025, the High Court rendered judgment in favor of Claimant. The parties are continuing to make submissions to the High Court on the issue of the quantum of damages to be paid; however, Seadrill presently estimates that its liability following the High Court’s judgment is unlikely to exceed $53 million, subject to finalization of calculations relating to interest. This amount is exclusive of any claim by the Claimant in respect of legal fees, a portion of which may be awarded by the High Court at a later date. Seadrill is reviewing the judgment and evaluating its options, including the possibility of seeking permission for an appeal to the Court of Appeal.

Seadrill expects the impact of this judgment to Adjusted EBITDA for the full year 2025 to be approximately $10 million.

The information furnished pursuant to this Item 7.01 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any registration statement or other filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, unless specifically identified in such filing as being incorporated by reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, including those regarding the Company’s estimates of liability and the impact to Adjusted EBITDA for the full year 2025. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, those described under Part I, Item 1A, “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 27, 2025 and other important factors described from time to time in the reports filed or furnished by us with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEADRILL LIMITED

Date: July 18, 2025	By:	/s/ Grant Creed
Name: Grant Creed
Title: Chief Financial Officer